UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________

FORM 8-K

______________

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 30, 2012

ARMOUR Residential REIT, Inc.

 (Exact Name of Registrant as Specified in Its Charter)

Maryland	001-33736	26-1908763
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3001 Ocean Drive, Suite 201 Vero Beach, Florida	32963
(Address of Principal Executive Offices)	(Zip Code)

(772) 617-4340

 (Registrant’s Telephone Number, Including Area Code)

n/a

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

[_]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07     Submission of Matters to a Vote of Security Holders

ARMOUR Residential REIT, Inc. (“ARMOUR”) held its 2012 Annual Meeting of Stockholders at 8:00 a.m. (EDT) on May 30, 2012, for the purpose of: (i) electing nine directors; (ii) ratifying the appointment of Deloitte & Touche LLP ("Deloitte") as ARMOUR's independent registered public accounting firm for fiscal year 2012; (iii) approving, by non-binding vote, ARMOUR's 2011 executive compensation; and (iv) approving, by a non-binding vote, the frequency of future stockholder advisory votes relating to ARMOUR's executive compensation. For more information on the proposals described below, please refer to ARMOUR's proxy statement dated April 20, 2012.  As of the record date of April 19, 2012, there were a total of 177,673,337 shares of common stock outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, 143,821,159 shares of common stock, or approximately 81% of the shares outstanding and entitled to vote at the Annual Meeting, were represented in person or by proxy; therefore a quorum was present.

Proposal 1 — Election of Directors.

The nine nominees proposed by ARMOUR's Board of Directors were elected to serve as a director until our Annual Meeting of Stockholders to be held in 2013 or until their successors are duly elected and qualified. The voting results for each nominee were as follows:

Nominee	For	Withheld	Broker Non-Votes

Scott J. Ulm	50,215,750	2,198,077	91,407,332
Jeffrey J. Zimmer	48,443,201	3,970,626	91,407,332
Daniel C. Staton	47,621,616	4,792,211	91,407,332
Marc H. Bell	47,708,842	4,704,985	91,407,332
Thomas K. Guba	49,776,806	2,637,021	91,407,332
John P. Hollihan, III	49,807,666	2,606,161	91,407,332
Stewart J. Paperin	49,836,946	2,576,881	91,407,332
Jordan Zimmerman	50,067,103	2,346,724	91,407,332
Robert C. Hain	48,622,255	3,791,572	91,407,332

Proposal 2 — Ratification of the appointment of Deloitte & Touche LLP as ARMOUR's independent registered certified public accountants for fiscal year 2012.

Stockholders ratified the appointment of Deloitte as ARMOUR's independent registered public accountants for the fiscal year ending December 31, 2012. The proposal received the following final voting results:

For	Against	Abstain
140,616,176	1,910,804	1,294,179

Proposal 3 — Approval, by non-binding vote, of ARMOUR's 2011 executive compensation.

Stockholders approved, by non-binding vote, ARMOUR's 2011 executive compensation. The proposal received the following final voting results:

For	Against	Abstain	Broker Non-Votes
45,679,039	5,435,386	1,299,402	91,407,332

Proposal 4 — Approval, by non-binding vote, of  the frequency of future stockholder advisory votes related to ARMOUR's executive compensation.

Stockholders approved, by non-binding vote,  a frequency of every 3 years of future stockholder advisory votes related to ARMOUR's executive compensation. The proposal received the following final voting results:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
24,199,979	1,671,611	25,299,282	1,242,955	91,407,332

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 30, 2012

ARMOUR RESIDENTIAL REIT, INC.

By: /s/ Jeffrey J. Zimmer

Name: Jeffrey J. Zimmer

Title: Co-Chief Executive Officer, Co-Vice Chairman, President and Chief Financial Officer